UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 12, 2015 (May 6, 2015)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 5.03 Amendments to Articles of Incorporation or Bylaws	4
Item 5.07 Submission of Matters to a Vote of Security Holders	4
Item 7.01 Regulation FD Disclosure	3
Item 9.01 Financial Statements and Exhibits	6
SIGNATURE	7
EX - 3.1
EX - 10.1
EX - 10.2
EX - 10.3
EX - 10.4
EX - 10.5
EX - 99.1

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 7, 2015, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended March 31, 2015. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references non-GAAP financial information in both the Release and the conference call. A reconciliation of these non-GAAP financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Directors
Arthur A. Russ, Jr., a Class I director, retired and tendered his resignation from the Board of Directors of the Company effective May 6, 2015. Mr. Russ' resignation, which was accepted by the Board, was not the result of any disagreement with the Company.

2015 Equity Incentive Plan and 2015 Management Stock Purchase Plan

On May 7, 2015, the stockholders of the Company approved the adoption of a new equity based incentive compensation plan known as the Gibraltar Industries, Inc. 2015 Equity Incentive Plan (the "New Plan"). The New Plan was adopted by the Company's Board of Directors on March 20, 2015 subject to approval of the shareholders. In connection with the Company’s establishment of the New Plan, the Company has also adopted a new management stock purchase plan known as the Gibraltar Industries, Inc. 2015 Management Stock Purchase Plan (the “New MSPP”). The New Plan permits the Company to grant a wide variety of equity based incentive compensation awards to officers, directors and other key employees of the Company and its subsidiaries. The types of equity based incentive compensation awards which may be issued by the Company under the terms of the New Plan include restricted stock, restricted stock units, performance stock, performance stock units, options (other than incentive stock options provided for by Section 422 of the Internal Revenue Code) and stock rights. The total number of shares of common stock of the Company reserved for issuance pursuant to the New Plan is 1,250,000. The terms and conditions upon which equity based incentive compensation awards granted to executive officers and directors are earned and payable is determined by the Compensation Committee of the Company’s Board of Directors.
The foregoing description of the terms and conditions of the New Plan is qualified in its entirety by reference to the terms and conditions of this plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The New MSPP permits officers and certain key employees of the Company and its subsidiaries to defer payment of a portion of their base salary and a portion of their annual incentive bonus. The New MSPP also permits directors of the Company to defer a portion of their annual retainer fees and a portion of their meeting fees. In return for the deferral of a portion of their base salary and bonus or their annual retainer fees and meeting fees, officers and key employees and directors who have elected to defer are credited with restricted stock units in an amount equal to the number of shares of common stock of the Company which could have been acquired with the amount deferred at a price per share equal to the fair market value of the Company’s common stock as determined by the New MSPP. In addition to restricted stock units credited to directors, officers and key employees based on their deferral of director fees, base salary or bonus, the directors who have deferred their annual retainer fees and officers and key employees who have deferred their base salary or bonus are credited with matching restricted stock units in an amount based on their deferrals. Thereafter, upon termination of a director’s service as a member of the Board of Directors and upon the termination of employment of officers and key employees, the restricted stock units which have been credited to the director, officer or key employee are converted to cash and, subject to the terms of the New MSPP, paid as elected by the director, officer or employee at the time of deferral. Provided that the termination of the director’s service as a member of the Board of Directors or the termination of the employment of an officer or key employee occurs after the director, officer or key employee has attained age 60, the matching restricted stock units are also converted to cash and paid to the director, officer or key employee. If a director’s service as a member of the Board of Directors or an officer or key employee’s employment is terminated before age 60, matching restricted stock units are forfeited.
The foregoing description of the terms and conditions of the New MSPP is qualified in its entirety by reference to the terms and conditions of this plan, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Award of Restricted Stock
On May 7, 2015, under the direction of the Compensation Committee, the Company also made awards of Restricted Stock under the terms of the New Plan. The awards of restricted stock provide that the shares awarded may not be transferred by the recipient until the end of the three year period beginning on the date of the restricted stock award, or, if earlier, on the date a director retires, provided that at least one year has elapsed from the date of the award of restricted stock and the date of the director’s retirement. Shares of restricted stock awarded are also transferable upon the death or disability of a director.
The foregoing description of the term and conditions of the restricted stock awarded to directors is qualified in its entirety by reference to the terms and conditions of the form of the Award, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Amendment and Restatement of 2005 Equity Incentive Plan and 2005 Management Stock Purchase Plan
In connection with the Company’s adoption of the New Plan, the Company amended the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the "2005 Plan") and the Company's 2005 Management Stock Purchase Plan (the "2005 MSPP") to provide that effective as of May 7, 2015, no further Awards will be granted to any Eligible Persons under the terms of the Plan except for Restricted Units which are to be credited to the Accounts of Employees pursuant to elections made by such Employees to defer a portion of their Base Salaries under the terms of the 2005 MSPP for the 2015 calendar year and Restricted Units which will be credited to Accounts of non-Employee Directors pursuant to elections made by the Company’s Directors to defer a portion of their Director Fees under the terms of the 2005 MSPP for the 2015 calendar year.
The foregoing description of the terms and conditions of the amendment of the 2005 Plan is qualified in its entirety by reference to the terms and conditions of that Second Amendment to Third Amendment And Restatement to the Plan, a copy of which is filed as Exhibit 10.4 and is incorporated herein by reference.
In addition, the foregoing description of the terms and conditions of the amendment of the 2005 MSPP is qualified in its entirety by reference to the terms and conditions of the First Amendment to Fourth Amendment And Restatement to the 2005 MSPP, a copy of which is filed as Exhibit 10.5 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
On May 11, 2015, Gibraltar Industries, Inc. (the “Company”) filed an Amendment to its Certificate of Incorporation (the “Amendment”), amending Article TENTH thereof to eliminate the provisions that result in staggered expiration of the terms of members of the Board of Directors and to provide instead for the annual election of all Directors
The Company believes the Amendment provides stockholders with improved rights. The Company’s Nominating and Corporate Governance Committee recommended that these rights be provided to our stockholders in its continuing efforts to implement best-in-class corporate governance practices. The Company’s stockholders adopted the Amendment at the Company’s Annual Meeting of Stockholders on May 7, 2015.
Article TENTH of the Company’s Certificate of Incorporation, as so amended, is set forth in its entirety below:
“TENTH: (a) The number of directors of the Corporation, exclusive of directors, if any, to be elected by the holders of one or more classes or series of Preferred Stock, shall be not less than three nor more than 15. Subject to such limitation, such number may be fixed by the affirmative vote of a majority of the directors then in office. Effective as of the annual meeting of the Corporation’s stockholders to be held in 2016 and at each annual meeting of the Corporation’s stockholders thereafter, except as otherwise provided by law, each director to be elected at any such annual meeting shall be elected to serve until the next annual meeting of the Corporation’s stockholders and until his or her successor is duly elected and qualified; provided, however, that any director who prior to the annual meeting of the Corporation’s stockholders in 2016 was elected to a term that continues beyond the date of the annual meeting of the Corporation’s stockholders in 2016, shall continue to serve as a director for the remainder of his or her elected term or until his or her earlier death, resignation or removal.

(b) Any vacancies on the Board of Directors occurring for any reason, or any newly created directorships resulting from any increase in the number of directors, shall be filled by a majority of the Board of Directors then in office (even if, in the case of a vacancy not resulting from an increase in the size of the Board, said directors constitute less than a quorum), the appointee to any such vacancy to serve for the unexpired portion of the term of the director whose leaving the board created the vacancy. Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.”
A copy of the Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 7, 2014 (the “2015 Annual Meeting”) in Buffalo, New York. Stockholders representing 29,447,297 shares, or 95.1%, of the common shares outstanding as of the March 23, 2015 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Definitive Proxy Statement for the 2015 Annual Meeting filed April 6, 2015. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the shares present at the 2015 Annual Meeting and entitled to vote. Two Class III Directors were elected to hold office for a term expiring in 2018. The following summarizes the votes received for each nominee for director:

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Jane L. Corwin	28,773,558	70,118	45,404	558,217
Robert E. Sadler, Jr.	28,708,230	127,431	53,419	558,217
Proposal 2 - Approval of an Amendment to the Certificate of Incorporation
This proposal required the affirmative vote of holders of a majority of the shares present at the 2015 Annual Meeting and entitled to vote. The stockholders approved an amendment to the Company's Certificate of Incorporation to require the annual election of its directors, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,456,188	1,415,528	17,364	558,217
Proposal 3 - Advisory Vote on Executive Compensation (“Say-on-Pay”)
This proposal was an advisory vote of the stockholders to approve the Company’s compensation of its named executive officers (commonly referred to as the “Say-on-Pay” vote). The stockholders approved of the Company’s executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory “Say-on-Pay” vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,740,976	128,764	19,340	558,217

Proposal 4 - Approval of the Material Terms of the Management Incentive Compensation Plan ("MICP)

This proposal required the affirmative vote of holders of a majority of the shares present at the 2015 Annual Meeting and entitled to vote. The following summarizes the voting results for the approval of the material terms of the MICP:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,605,865	263,745	19,470	558,217

Proposal 5 - Adoption of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan ("2015 Equity Plan")
This proposal required the affirmative vote of holders of a majority of the shares present at the 2015 Annual Meeting and entitled to vote. The following summarizes the voting results for the adoption of the 2015 Equity Plan.

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,424,627	445,930	18,523	558,217

Proposal 6 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Public Accounting Firm for the year ending December 31, 2015 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
29,276,868	153,157	17,272

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Gibraltar Industries, Inc. filed May 11, 2015
10.1	Second Amendment to Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan
10.2	First Amendment to Fourth Amendment and Restatement of the Gibraltar Industries, Inc. Management Stock Purchase Plan
10.3	Award of Restricted Stock of the Gibraltar Industries, Inc. 2015 Equity Incentive Plan
10.4	Gibraltar Industries, Inc. 2015 Equity Incentive Plan
10.5	Gibraltar Industries, Inc. 2015 Management Stock Purchase Plan
99.1	Earnings Release issued by Gibraltar Industries, Inc. on May 7, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: May 12, 2015
	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary